UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2011

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 7, 2011, Opexa Therapeutics, Inc. (the “Company”) issued a press release announcing that Neil K. Warma, the Company’s President and Chief Executive Officer, will deliver a corporate presentation at the Rodman & Renshaw Annual Global Investment Conference – Healthcare.  The Company’s presentation will take place at 11:40 a.m. (ET) on Tuesday, September 13, 2011, in the Metropolitan East of The Waldorf Astoria Hotel in New York City.  The presentation will include an overview of the Company’s ongoing clinical development program for Tovaxin®, the Company’s lead therapy for multiple sclerosis.  The presentation will be webcasted and the link to access the audio webcast and the presentation materials will be available at the Investor Relations page of the Company’s website at www.opexatherapeutics.com.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued September 7, 2011 by Opexa Therapeutics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	September 12, 2011	OPEXA THERAPEUTICS, INC.

		By:	/s/ Neil K. Warma
Neil K. Warma
President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued September 7, 2011 by Opexa Therapeutics, Inc.